                             JANUS INVESTMENT FUND
                         Janus Special Situations Fund

                       Supplement Dated December 13, 2002
                     To Prospectus Dated February 25, 2002

On December 10, 2002, the Trustees of Janus Investment Fund approved a reorganization transaction in which Janus Special Situations Fund will transfer its assets and liabilities to Janus Strategic Value Fund in exchange for shares of Janus Strategic Value Fund. Shareholders of Janus Special Situations Fund will receive shares of Janus Strategic Value Fund, a series of Janus Investment Fund, equal in value to their then current holdings in Janus Special Situations Fund as of the effective date of the transaction. The transaction is expected to be effective on or about February 28, 2003.

Subsequent to the transaction, the surviving fund will be renamed Janus Special Equity Fund and will, under normal circumstances, invest at least 80% of its net assets in equity securities.

Effective December 13, 2002, Janus Special Situations Fund will be closed to new investors.